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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 3, 1995



                          GOOD IDEAS ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



          1-12722                                        75-2206675
   (Commission File Number)                           (I.R.S. Employee
                                                     Identification No.)



10410 Trademark Street, Rancho Cucamonga, California            91730
      (Address of Principal Executive Offices)                (Zip Code)



                                 (909) 466-8378
              (Registrant's Telephone Number, Including Area Code)
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                      INFORMATION TO BE INCLUDED IN REPORT



         The Registrant Good Ideas Enterprises, Inc. is referred to herein as "Good Ideas." U.S. Alcohol Testing of America, Inc. ("USAT"), the majority stockholder of Good Ideas, with 60.8% of the outstanding shares of common stock as of July 31, 1996, has filed a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, to register shares of the common stock of USAT to be issued to the minority stockholders of Good Ideas upon the consummation of a merger of a newly formed wholly-owned subsidiary of USAT with and in to Good Ideas.


ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On November 3, 1995, Good Ideas named Ernst & Young LLP ("E&Y") as its new independent auditors for fiscal 1996 instead of Wolinetz, Gottlieb & Lafazan, P.C. ("Wolinetz"), which firm had served as Good Ideas' independent auditors since Good Ideas was acquired by USAT. The USAT Board of Directors, which authorized the change on November 1, 1995, indicated that, in making the similar replacement for USAT, the directors were not acting because of any criticism of, or dispute with, Wolinetz, but because they concluded that, at this stage of development for USAT and its subsidiaries, including Good Ideas, the selection of a national firm like E&Y was in everyone's best interests. Because of USAT's stock ownership, the Good Ideas Board on the same dates concluded that it was not advisable for Good Ideas to have separate auditors from USAT.

         The reports of Wolinetz on the financial statements of Good Ideas for fiscal 1994 and fiscal 1995 did not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified as to uncertainty, audit scope or accounting principles. There had been no disagreements between Good Ideas and Wolinetz in fiscal 1994 and fiscal 1995 and any subsequent interim period preceding the engagement of E&Y as the principal auditors on any matter of accounting principles or practice, financial statement disclosure, auditing scope or procedures.

         Wolinetz is filing a letter to the Commission stating that it agrees with the above statements.

         Good Ideas did not consult E&Y, prior to its engagement, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Good Ideas's financial statements. Nor was a written report or oral advice provided to Good Ideas that E&Y concluded was an important factor considered

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by Good Ideas in reaching a decision to an accounting, auditing or financial reporting issue.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits


Number                     Exhibit
- ------                     -------

  A Copy of press release dated November 3, 1995 from USAT. (1)

  B Letter dated September 12, 1996 from Wolinetz, Gottlieb & Lafazan, P.C. to the Securities and Exchange Commission.


- --------------------

1.       Filed as an exhibit to U.S. Alcohol Testing of America,
         Inc.'s Form 8-K/A, File No. 33-90034, and incorporated herein by this reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Good Ideas Enterprises, Inc.
                                               -----------------------------
                                                       (Registrant)




Date September 17, 1996                     By: /s/ Robert M. Stutman
               --                               ---------------------
                                                Robert M. Stutman
                                                Chairman


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                                   EXHIBIT INDEX
                                   -------------


Number                     Exhibit
- ------                     -------

  A Copy of press release dated November 3, 1995 from USAT. (1)

  B Letter dated September 12, 1996 from Wolinetz, Gottlieb & Lafazan, P.C. to the Securities and Exchange Commission.


- --------------------

1.       Filed as an exhibit to U.S. Alcohol Testing of America,
         Inc.'s Form 8-K/A, File No. 33-90034, and incorporated herein by this reference.



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